UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 23rd Street New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Blue Apron Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2019, where the proposals listed below were submitted to a vote of the Company’s stockholders. The proposals are described further in the Company’s definitive proxy statement for the Annual Meeting. At the Annual Meeting:

1. The stockholders voted to elect each of the two Class II directors, Julie M.B. Bradley and Brian P. Kelley, to hold office until the Company’s 2022 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

2. The stockholders voted to approve an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s Class A Common Stock and Class B Common Stock, using a reverse split ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors (the “Board”) before the Company’s 2020 annual meeting of stockholders (the “Reverse Stock Split Amendment”).

3. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

Holders of the Company’s Class A Common Stock are entitled to one vote per share and holders of the Company’s Class B Common Stock are entitled to ten votes per share. Holders of Class A Common Stock and Class B Common Stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The Company’s inspector of elections certified the following vote tabulations:

Proposal One: Election of Class II Directors.

Nominee	For	Withheld	Broker Non-Votes
Julie M.B. Bradley	927,969,542	8,937,345	65,614,914
Brian P. Kelley	927,911,976	8,994,911	65,614,914

Proposal Two: Approval of the Reverse Stock Split Amendment.

For	Against	Abstain	Broker Non-Votes
981,394,473	20,695,599	431,729	—

Proposal Three: Ratification of the Appointment of Our Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
998,524,144	2,977,785	1,019,872	—

Item 8.01                                           Other Events.

On June 13, 2019, following stockholder approval at the Annual Meeting of the Reverse Stock Split Amendment, the Board approved a 1-for-15 reverse stock split ratio of the Company’s Class A Common Stock and Class B Common Stock (the “Reverse Stock Split Ratio”). On June 13, 2019, the Company issued a press release announcing approval of the Reverse Stock Split Amendment and the Board’s determination of the Reverse Stock Split Ratio and that the Class A Common Stock will begin trading on a post-split basis on the New York Stock Exchange at the market open on June 17, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of Blue Apron Holdings, Inc., dated June 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: June 13, 2019	By:	/s/ Christina Halliday
Christina Halliday
General Counsel and Secretary